BLACKROCK ETF TRUST II

iShares AAA CLO Active ETF

(the “Fund”)

Supplement dated March 14, 2025 to the Statement of Additional Information of the Fund (the “SAI”),

dated November 27, 2024, as supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “Investment Objectives and Policies” as it relates to the Fund is deleted in relevant part and replaced with the following:

Asset-Backed Securities	X
Debt Securities	X
Floating and Variable Rate Securities	X
Inflation-Indexed Bonds
Investment Grade Debt Obligations	X
High Yield Investments (“Junk Bonds”)	X
Mezzanine Investments	X
Pay-in-kind Bonds
Supranational Entities
Master Limited Partnerships
Portfolio Turnover Rates	X

Shareholders should retain this Supplement for future reference.

SAI-AAA-0325SUP